UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2016

Synergy Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35268	33-0505269
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 2012

New York, NY 10170

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 21, 2016, Synergy Pharmaceuticals Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to disclose an amendment to the Amended and Restated Executive Employment Agreement of Gary S. Jacob, the Company’s Chief Executive Officer (the “Amendment”).  An incorrect version of the Amendment was filed under Item 9.01 as Exhibit 10.1. This Amendment No. 1 to the Original Form 8-K amends Item 9.01 of the Original Form 8-K to include the correct version of Exhibit 10.1.  Except as stated in the Explanatory Note, no other information contained in the Original Form 8-K is changed.

Item 9.01.                                        Financial Statements and Exhibits.

(d)         Exhibits.

10.1                        Amendment to Amended and Restated Executive Employment Agreement dated January 18, 2016 by and between Synergy Pharmaceuticals Inc. and Gary S. Jacob.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2016

SYNERGY PHARMACEUTICALS INC.

By:	/s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
President and Chief Executive Officer